SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 16, 2012
                Date of Report (Date of Earliest Event Reported)


                             Castmor Resources Ltd.
             (Exact name of registrant as specified in its charter)

           Nevada                      001-34039                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                               427 Princess Street
                                    Suite 406
                        Kingston, Ontario, Canada K7L 5S9
                    (Address of principal executive offices)

                                  613-617-5107
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On April 16, 2012, the Board of Directors (the "Board") of Castmor Resources Ltd., a Nevada Corporation (the "Company") received the resignation of Mr. John Allen acting as the Company's President, Secretary, Treasurer, and as a member of the Board of Directors.

Effective April 16, 2011, the Board of Directors (the "Board") of the Company, elected Mr. Benny Powell (age 38) as the sole Director, President, Secretary and Treasurer of the company.

Benny Powell of Clermont, Florida, started his career at Marvel Comics where he worked directly under Bob Harras, the Editor-in-Chief. Within six months he was freelance writing full-time for Marvel, Wizard, Byron Press, Academy Comics, MCI/Newscorps and many other companies on a continual basis.

He was a founder and Editor-In-Chief of the comic book company, Bench Press Studios that became synonymous with Hasbro Publishing. He personally spearheaded initiatives that resulted in becoming the first comic book line represented by Ingram - gaining a mainstream audience in the process. While there he also worked with Hasbro, which directly resulted in the resurgence of the blockbuster TRANSFORMERS and G.I. JOE properties.

As a writer, Benny has created or co-created more than twenty series and/or intellectual properties including WARRIOR'S WAY, WAYWARD SONS, MARVEL VISIONS and X.R.6: ROBOT WARS. He has also written stories for such celebrated comic characters as Spider-Man, X-MEN, FANTASTIC FOUR, HULK, ROBOTECH, CAPTAIN AMERICA, SILVER SURFER and countless others.

His work has garnered him widespread recognition including five SQUIDDY AWARD nominations. He also has the distinct honor of being the second youngest writer to break into comic books at Marvel - next to Marvel Comics' creator, Stan Lee.

In addition to his comic book work, he has held high-level marketing positions within Priceline.com during their formative years, as well as a stint as the global marketing writer for IBM. His television, marketing and advertising materials for Dynetech properties led the company to grow to become the second-largest company in Orlando during his tenure. He then started two separate marketing companies which have proven successful.

Over the years, Benny Powell has also handled ghost-writing for numerous national best-selling books in both fiction and non-fiction through his company, Active Media. These books have garnered praise by critics and readers as well as earning numerous awards. Further he has access to a stable of creators across the globe as well as exclusive agreements with one of the largest printing facilities in China.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CASTMOR RESOURCES LTD.


Date: April 16, 2012                   By: /s/ Benny Powell
                                           -------------------------------------
                                           Benny Powell
                                           President


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